UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2016

Asia Equity Exchange Group, Inc.

(Exact name of Company as specified in its charter)

Nevada	333-192272	46-3366428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit B, 5/F, CKK Commercial Centre

289 Hennessy Road, Wanchai, Hong Kong

(Address of principal executive offices) (Zip Code)

+852-2845 2281

Company’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 22, 2016, Asia Equity Exchange Group Inc. (the “Company”) was advised that the Company’s independent registered public accounting firm, Crowe Horwath (HK) CPA Limited (“CHHK”), will no longer provide audit and assurances services to public companies subject to the statutes and regulations of the United States effective as of October 1, 2016. Accordingly, the Company, with the approval of its board of directors, dismissed CHHK as its independent registered public accounting firm, effective September 28, 2016.

CHHK was engaged as the Company’s independent registered public accounting firm on June 30, 2016 and has not issued any report on the consolidated financial statements of the Company prior to its dismissal.

Since its engagement as the Company’s independent registered public accounting firm on June 30, 2016 and through the date of this Current Report: (i) there were no disagreements between the Company and CHHK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CHHK, would have caused CHHK to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such year or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided CHHK with a copy of the foregoing disclosures and has requested that CHHK review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether they agree with the statements made therein. Attached as Exhibit 16.1 is a copy of CHHK’s letter addressed to the SEC relating to the statements made by the Company in this report on Form 8-K.

On September 28, 2016, concurrent with the dismissal of CHHK, the Company, upon the approval of the board of directors, engaged DCAW (CPA) Limited (“DCAW”) as the Company’s independent registered public accounting firm, effective immediately.

The director formerly responsible for the Company’s account at CHHK will join DCAW, and will be the director responsible for the Company’s account at such firm.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and through September 28, 2016, neither the Company nor anyone on its behalf consulted DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from Crowe Horwath (HK) CPA Limited, dated September 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Equity Exchange Group, Inc.

Dated: September 28, 2016	By:	/s/ Jun Liu
Jun Liu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Crowe Horwath (HK) CPA Limited, dated September 28, 2016